Exhibit 4.2

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

FRANCE TELECOM

2.750% Notes due 2016

CUSIP No. 35177PAV9

ISIN No. US35177PAV94

No. [●]	$[●]

France Telecom, a société anonyme duly organized and existing under the laws of France (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [●] ($[●]) on September 14, 2016, and to pay interest thereon from September 14, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 14 and September 14 in each year, commencing on March 14, 2012, at the rate of 2.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be the day (whether or not a Business Day) that is fifteen calendar days immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company payment of interest may be made by check mailed to the Depository or its nominee, which will distribute payments to beneficial holders in accordance with customary procedures.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS WILL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

This Security will not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under the Indenture referred to on the reverse side hereof.

IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

FRANCE TELECOM

By:	_____________________________

Name:	Jean-Michel Thibaud

Title:	Group Treasurer

Dated:	September 14, 2011

The Bank of New York Mellon, as Trustee

By:	______________________________
As Authenticating Agent
Authorized Signatory

Dated:	September 14, 2011

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) and is to be issued outside of France in one or more series under an Indenture, dated as of July 7, 2009, as amended and supplemented by the First Supplemental Indenture dated September 7, 2010 (as so supplemented and amended, herein called the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Indenture.  This Security is one of the series designated on the face hereof.

The Securities of this series are subject to redemption upon not less than 30 calendar days’ notice by mail: (i) If the Securities are redeemed at the Company’s option, the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 0.300% for the Securities to be redeemed. The Company will also pay the Holder accrued interest on the principal amount of the Securities that are redeemed up to, but not including, the date of redemption.  “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or, if such an equivalent is not available, the interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Bank as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.  “Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and the lowest such Reference Treasury Dealer Quotations for such redemption date, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations. “Independent Investment Bank” means one of the Reference Treasury Dealers appointed by the Company.  “Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other leading primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”) designated by the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.  “Reference Treasury Dealer Quotation” means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee in consultation with the Company, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing or by email to the Trustee by such Reference Treasury Dealer at 3:30 p.m. local time in The City of New York, on the third business day preceding such redemption date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

(ii) Notwithstanding anything to the contrary contained in Section 3.02 (“Optional Tax Redemption”) of the Indenture, the Company is entitled to redeem the Securities of this series prior to maturity if, upon the occurrence of any change in, or any change in the official application or interpretation of, French law (including, for the avoidance of doubt, regulations) or the law (including, for the avoidance of doubt, regulations) of any jurisdiction in which the successor to, or substitute obligor, of the Company is incorporated or is a resident for tax purposes, becoming effective after the issuance date of the Securities (or in the case of a successor or substitute person of the Company, the date on which such person assumed the Company’s obligations under the Securities), the Company would be required to pay Additional Amounts as defined below. In any such case, the Company may redeem the Securities of this series in whole but not in part at a redemption price equal to 100% of the principal amount of the Securities together with Additional Amounts, if any, and interest accrued to but excluding the Redemption Date.

In addition, if, upon the occurrence of any change in, or any change in the official application or interpretation of French law  (including, for the avoidance of doubt, regulations) or the law (including, for the avoidance of doubt, regulations) of any jurisdiction in which the successor to, or substitute obligor, of the Company is incorporated or is a resident for tax purposes, becoming effective after the issuance date of the Securities (or in the case of a successor or substitute person of the Company, the date on which such person assumed the Company’s obligations under the Securities, the Company has suffered or will suffer a non-deductibility of interest and other revenues because a holder is located or payments are made in a Non-cooperative State (as defined below) with respect to any payment, on the next Interest Payment Date the Company may redeem the Securities held by such holder in whole but not in part, at the Company’s option, on the occasion of the next payment due under the Securities at an amount equal to the principal amount thereof together with Additional Amounts, if any, together with interest accrued to and including the date fixed for redemption.

Prior to giving the notice of a tax redemption, the Company will deliver to the Trustee

(a) a certificate signed by a duly authorized officer stating that the Company is entitled to effect the redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred; and

(b) an opinion of legal counsel stating that the Company is or would be obligated to pay Additional Amounts or has suffered or would suffer such non-deductibility of interest and other revenues as a result of such change or amendment in the official application or interpretation of French law (or in the case of a successor or substitute person of the Company, the taxes arising from the law of the jurisdiction of incorporation or tax residency of such successor or substitute).

Notwithstanding anything to the contrary contained in Section 6.08 (“Payment of Additional Amounts”) of the Indenture, the Company shall make no withholding or deduction of Taxes with respect to payments of interest on this Security; provided, however, that if the laws of France (including, for the avoidance of doubt, regulations), or other jurisdiction of incorporation of the Company, should require that any payment of principal and interest in respect of this Security is subject to deduction or withholding in respect of any present or future taxes, duties, assessments or governmental charges of whatsoever nature (“Taxes”) imposed or levied by, or on behalf of such jurisdiction or any political subdivision of, or any authority therein or thereof having power to tax, the Company shall, to the fullest extent then permitted by law, pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such deduction or withholding shall equal the respective amounts of principal and interest which would otherwise have been receivable in respect of this Security in the absence of such withholding or deduction, (the “Additional Amounts”); except that no such Additional Amounts shall be payable with respect to this Security:

(i) presented for payment by or on behalf of a Holder (including a beneficial owner (ayant droit)) who is liable for such Taxes in respect of this Security by reason of the holder’s having some connection with France, or other jurisdiction of incorporation of the Company, other than the mere holding of (or beneficial ownership with respect to) this Security;

(ii) presented for payment by or on behalf of a Holder (including a beneficial owner (ayant droit)) who is established or domiciled in a non-cooperative State or territory within the meaning of Article 238-0 A of the French General Tax Code (Code général des impôts) or similar provision of the jurisdiction of incorporation of the Company (a “Non-cooperative State”) or who would have been able to avoid such Taxes by receiving payments under this Security in a bank account opened in a financial institution that is not located in any Non-cooperative State;

(iii) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC, as amended from time to time, or any law implementing or complying with, or introduced in order to conform to, such Directive;

(iv) presented for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting this Security to another paying agent in a Member State of the European Union; or

(v) where presentation of this Security is required for payment, more than 30 days after the Relevant Date (as defined below) except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on such thirtieth day.

For the purpose of the payment of Additional Amounts, “Relevant Date” in respect of this Security means the date on which such payment first becomes due or, if any amount of money payable is improperly withheld or refused, the date on which payment in full of the amount outstanding is made or where presentation for payment is required, if earlier, the date seven days after that on which notice is duly given to the Holders that, upon further presentation of this Security being made in accordance with its terms and conditions, such payment will be made, provided that payment is in fact made upon such presentation.

Notwithstanding anything to the contrary contained in Section 6.09 (“Other Indebtedness”) of the Indenture, the Company has agreed that for the benefit of Holders of this Security that in the event that the Company fails to pay when due, or if applicable, at the expiry of any grace period, any monies in excess of EUR 200,000,000 or its equivalent in any other currencies, in respect of any of the Company’s indebtedness, other than Securities of this series, or in the event that any required payment in excess of EUR 200,000,000 or its equivalent in any other currencies in respect of any guarantee the Company gives in respect of monies borrowed is not honored, all amounts payable with respect to this Security shall become immediately due and payable at the principal amount, together with interest and Additional Amounts, if any, accrued to the date of repayment, unless the Company is contesting in good faith that such debt is due or that such guarantee is callable so long as the dispute is being defended and has not been fully adjudicated or unless such non-payment arose due to a technical failure or administrative error and is remedied within the shorter of the applicable grace period and eight business days next following the service on the Company by any Holder of this Security or a beneficial interest therein of notice requiring repayment thereof.  For the purposes of this paragraph only, “business day” means a day on which commercial banks and foreign exchange markets settle payment in New York City and Paris.

Notwithstanding anything to the contrary contained in 7.04 (“Reports by Company”) and 7.05 (“Reports to Holders”) of the Indenture, the Company will file with the Trustee and the Commission, and transmit to the Holders, such information, documents, and other reports, including financial information and statements and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is filed with the Commission. The Company has no other obligation to provide information, documents or other reports.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security or (b) certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security will not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. The foregoing will apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 2.10 of the Indenture), whether or not this Security shall be overdue, and neither the Company, the Trustee, nor any such agent will be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security that are defined in the Indenture will have the respective meanings assigned to them in the Indenture.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	September 14, 2011	By:
Authorized Signatory

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made
Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such increase or decrease	Signature of authorized signatory of Trustee or custodian

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS SECURITY WILL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

FRANCE TELECOM

4.125% Notes due 2021

CUSIP No. 35177PAW7

ISIN No. US35177PAW77

No. [●]	$[●]

France Telecom, a société anonyme duly organized and existing under the laws of France (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [●]  ($[●]) on September 14, 2021, and to pay interest thereon from September 14, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on March 14 and September 14 in each year, commencing on March 14, 2012, at the rate of 4.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be the day (whether or not a Business Day) that is fifteen calendar days immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company payment of interest may be made by check mailed to the Depository or its nominee, which will distribute payments to beneficial holders in accordance with customary procedures.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS WILL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

This Security will not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under the Indenture referred to on the reverse side hereof.

IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

FRANCE TELECOM

By:	_____________________________

Name:	Jean-Michel Thibaud

Title:	Group Treasurer

Dated:	September 14, 2011

The Bank of New York Mellon, as Trustee

By:	______________________________
As Authenticating Agent
Authorized Signatory

Dated:	September 14, 2011

2

Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) and is to be issued outside of France in one or more series under an Indenture, dated as of July 7, 2009, as amended and supplemented by the First Supplemental Indenture dated September 7, 2010 (as so supplemented and amended, herein called the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Indenture.  This Security is one of the series designated on the face hereof.

The Securities of this series are subject to redemption upon not less than 30 calendar days’ notice by mail: (i) If the Securities are redeemed at the Company’s option, the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Rate plus 0.350% for the Securities to be redeemed. The Company will also pay the Holder accrued interest on the principal amount of the Securities that are redeemed up to, but not including, the date of redemption.  “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or, if such an equivalent is not available, the interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.  “Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Bank as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.  “Comparable Treasury Price” means, with respect to any redemption date (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and the lowest such Reference Treasury Dealer Quotations for such redemption date, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations. “Independent Investment Bank” means one of the Reference Treasury Dealers appointed by the Company.  “Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC or their affiliates which are primary U.S. Government securities dealers, and their respective successors, and two other leading primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”) designated by the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.  “Reference Treasury Dealer Quotation” means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee in consultation with the Company, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing or by email to the Trustee by such Reference Treasury Dealer at 3:30 p.m. local time in The City of New York, on the third business day preceding such redemption date.

3

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

(ii) Notwithstanding anything to the contrary contained in Section 3.02 (“Optional Tax Redemption”) of the Indenture, the Company is entitled to redeem the Securities of this series prior to maturity if, upon the occurrence of any change in, or any change in the official application or interpretation of, French law (including, for the avoidance of doubt, regulations) or the law (including, for the avoidance of doubt, regulations) of any jurisdiction in which the successor to, or substitute obligor, of the Company is incorporated or is a resident for tax purposes, becoming effective after the issuance date of the Securities (or in the case of a successor or substitute person of the Company, the date on which such person assumed the Company’s obligations under the Securities), the Company would be required to pay Additional Amounts as defined below. In any such case, the Company may redeem the Securities of this series in whole but not in part at a redemption price equal to 100% of the principal amount of the Securities together with Additional Amounts, if any, and interest accrued to but excluding the Redemption Date.

In addition, if, upon the occurrence of any change in, or any change in the official application or interpretation of French law  (including, for the avoidance of doubt, regulations) or the law (including, for the avoidance of doubt, regulations) of any jurisdiction in which the successor to, or substitute obligor, of the Company is incorporated or is a resident for tax purposes, becoming effective after the issuance date of the Securities (or in the case of a successor or substitute person of the Company, the date on which such person assumed the Company’s obligations under the Securities, the Company has suffered or will suffer a non-deductibility of interest and other revenues because a holder is located or payments are made in a Non-cooperative State (as defined below) with respect to any payment, on the next Interest Payment Date the Company may redeem the Securities held by such holder in whole but not in part, at the Company’s option, on the occasion of the next payment due under the Securities at an amount equal to the principal amount thereof together with Additional Amounts, if any, together with interest accrued to and including the date fixed for redemption.

Prior to giving the notice of a tax redemption, the Company will deliver to the Trustee

(a) a certificate signed by a duly authorized officer stating that the Company is entitled to effect the redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred; and

(b) an opinion of legal counsel stating that the Company is or would be obligated to pay Additional Amounts or has suffered or would suffer such non-deductibility of interest and other revenues as a result of such change or amendment in the official application or interpretation of French law (or in the case of a successor or substitute person of the Company, the taxes arising from the law of the jurisdiction of incorporation or tax residency of such successor or substitute).

4

Notwithstanding anything to the contrary contained in Section 6.08 (“Payment of Additional Amounts”) of the Indenture, the Company shall make no withholding or deduction of Taxes with respect to payments of interest on this Security; provided, however, that if the laws of France (including, for the avoidance of doubt, regulations), or other jurisdiction of incorporation of the Company, should require that any payment of principal and interest in respect of this Security is subject to deduction or withholding in respect of any present or future taxes, duties, assessments or governmental charges of whatsoever nature (“Taxes”) imposed or levied by, or on behalf of such jurisdiction or any political subdivision of, or any authority therein or thereof having power to tax, the Company shall, to the fullest extent then permitted by law, pay such additional amounts as may be necessary in order that the net amounts received by the Holder after such deduction or withholding shall equal the respective amounts of principal and interest which would otherwise have been receivable in respect of this Security in the absence of such withholding or deduction, (the “Additional Amounts”); except that no such Additional Amounts shall be payable with respect to this Security:

(i) presented for payment by or on behalf of a Holder (including a beneficial owner (ayant droit)) who is liable for such Taxes in respect of this Security by reason of the holder’s having some connection with France, or other jurisdiction of incorporation of the Company, other than the mere holding of (or beneficial ownership with respect to) this Security;

(ii) presented for payment by or on behalf of a Holder (including a beneficial owner (ayant droit)) who is established or domiciled in a non-cooperative State or territory within the meaning of Article 238-0 A of the French General Tax Code (Code général des impôts) or similar provision of the jurisdiction of incorporation of the Company (a “Non-cooperative State”) or who would have been able to avoid such Taxes by receiving payments under this Security in a bank account opened in a financial institution that is not located in any Non-cooperative State;

(iii) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC, as amended from time to time, or any law implementing or complying with, or introduced in order to conform to, such Directive;

(iv) presented for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting this Security to another paying agent in a Member State of the European Union; or

(v) where presentation of this Security is required for payment, more than 30 days after the Relevant Date (as defined below) except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on such thirtieth day.

For the purpose of the payment of Additional Amounts, “Relevant Date” in respect of this Security means the date on which such payment first becomes due or, if any amount of money payable is improperly withheld or refused, the date on which payment in full of the amount outstanding is made or where presentation for payment is required, if earlier, the date seven days after that on which notice is duly given to the Holders that, upon further presentation of this Security being made in accordance with its terms and conditions, such payment will be made, provided that payment is in fact made upon such presentation.

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Notwithstanding anything to the contrary contained in Section 6.09 (“Other Indebtedness”) of the Indenture, the Company has agreed that for the benefit of Holders of this Security that in the event that the Company fails to pay when due, or if applicable, at the expiry of any grace period, any monies in excess of EUR 200,000,000 or its equivalent in any other currencies, in respect of any of the Company’s indebtedness, other than Securities of this series, or in the event that any required payment in excess of EUR 200,000,000 or its equivalent in any other currencies in respect of any guarantee the Company gives in respect of monies borrowed is not honored, all amounts payable with respect to this Security shall become immediately due and payable at the principal amount, together with interest and Additional Amounts, if any, accrued to the date of repayment, unless the Company is contesting in good faith that such debt is due or that such guarantee is callable so long as the dispute is being defended and has not been fully adjudicated or unless such non-payment arose due to a technical failure or administrative error and is remedied within the shorter of the applicable grace period and eight business days next following the service on the Company by any Holder of this Security or a beneficial interest therein of notice requiring repayment thereof.  For the purposes of this paragraph only, “business day” means a day on which commercial banks and foreign exchange markets settle payment in New York City and Paris.

Notwithstanding anything to the contrary contained in 7.04 (“Reports by Company”) and 7.05 (“Reports to Holders”) of the Indenture, the Company will file with the Trustee and the Commission, and transmit to the Holders, such information, documents, and other reports, including financial information and statements and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is filed with the Commission. The Company has no other obligation to provide information, documents or other reports.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security or (b) certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

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As provided in and subject to the provisions of the Indenture, the Holder of this Security will not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. The foregoing will apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

7

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 2.10 of the Indenture), whether or not this Security shall be overdue, and neither the Company, the Trustee, nor any such agent will be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust and certain other obligations in respect of the Trustee, the Paying Agent, Authenticating Agent and Securities Registrar) or (b) need not comply with certain covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

All terms used in this Security that are defined in the Indenture will have the respective meanings assigned to them in the Indenture.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

Dated:	September 14, 2011	By:
Authorized Signatory

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made
Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such increase or decrease	Signature of authorized signatory of Trustee or custodian

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